SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2007

NEW GENERATION HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24623	13-4056896
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o 245 Park Avenue
New York, New York 10167

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 792-4030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 2, 2007, the Registrant and Plastinum Corp. (“Plastinum”) issued a joint press release confirming that the record date for the distribution of Plastinum shares in connection with the spin off by the Registrant of Plastinum was February 20, 2007. February 20, 2007 was also the distribution date for the Plastinum shares.

The Registrant and Plastinum also announced that the companies are finalizing issues with Nasdaq relating to the spin off and expect that shares of Plastinum will begin to trade shortly under the symbol “PLNU” on the OTCBB.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1 Press Release issued April 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW GENERATION HOLDINGS, INC.

Dated: April 3, 2007	By:	/s/ Jacques Mot
Jacques Mot
President and CEO